UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 4, 1999

                      COMCAST CABLE COMMUNICATIONS, INC.
                      ----------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                   333-30745                 23-2175755
        --------                   ---------                 ----------
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                            Identification No.)



1201 Market Street, Suite 2201, Wilmington, Delaware            19801
----------------------------------------------------            -----
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:        (302) 594-8700
                                                          --------------
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ITEM 5.   OTHER EVENTS

     On May 4, 1999, Comcast Corporation, a Pennsylvania corporation ("Comcast"), and the parent of Comcast Cable Communumcations, Inc. entered into an agreement (the "Agreement") with AT&T Corp., a New York corporation ("AT&T"). A joint press release announcing the Agreement was issued by Comcast and AT&T on May 4, 1999. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

     On May 6, 1999, MediaOne Group, Inc, a Delaware corporation ("MediaOne"), terminated the Agreement and Plan of Merger (the "Merger Agreement") dated as of March 22, 1999 between Comcast and MediaOne. A press release announcing the termination was issued by Comcast on May 6, 1999. The information contained in the press release is incorporated herein by reference. The press release is attached as Exhibit 99.2.


ITEM 7(c).   EXHIBITS

99.1      Joint Press Release dated May 4, 1999.

99.2      Press Release dated May 6, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     COMCAST CABLE COMMUNICATIONS, INC.



Dated: May 6, 1999                   By: /s/ Joseph J. Euteneuer
                                         ---------------------------------------
                                         Vice President (Authorized Officer)



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